Exhibit 10.2

EIGHTH AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT

This EIGHTH AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT

(this “Agreement”), effective and dated as of May 31, 2016, is entered into by and between Xtera Communications, Inc., a Delaware corporation (“Xtera” or “Borrower”) and Horizon Funding Trust 2013-1 (“Horizon Trust”), as assignee of Horizon Technology Finance Corporation, a Delaware corporation (“Horizon” and collectively with Horizon Trust, “Lender”).

RECITALS

A.Xtera and Lender are parties to a certain Venture Loan and Security Agreement dated as of May 10, 2011, as amended from time to time (as amended, the “Loan Agreement”) pursuant to which Lender, among other things, has (i) provided certain loans to Xtera as evidenced by (1) a certain Third Amended and Restated Secured Promissory Note (Loan A) executed by Xtera in favor of Lender, third amended and restated as of March 1, 2014, in the original principal amount of Ten Million Dollars ($10,000,000) (the “Loan A Note”) and (2) a certain Third Amended and Restated Secured Promissory Note (Loan B) executed by Xtera in favor of Lender, third amended and restated as of March 1, 2014, in the original principal amount of Two Million Dollars ($2,000,000) (the “Loan B Note” and together with the Loan A Note, the “Notes”), and (ii) been granted a security interest in all assets of Xtera, including Intellectual Property (as defined in the Loan Agreement).

B.Horizon transferred all right, title and interest in and to the Notes to Horizon Funding 2013-1 LLC (“Funding”) on or about June 28, 2013.

C.Funding subsequently sold all right, title and interest in and to the Notes to Horizon Trust on or about June 28, 2013.

D.Xtera has now requested that Lender amend the Loan Agreement to revise the repayment schedule with respect to the Notes.

E.Lender is willing to grant such request, but only to the extent, and in accordance with the terms, and subject to the conditions, set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Co- Borrowers and Lender hereby agree as follows:

1.

Definitions; Interpretation.  Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Agreement, apply to this Agreement and are hereby incorporated by reference.

2.	Amendments to Loan Agreement.

(a)	Borrower and Lender hereby agree that definition of “Loan A Maturity Date” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

““Loan A Maturity Date” means July 31, 2016, or if earlier, the date of acceleration of all Obligations outstanding with respect to Loan A following an Event of Default or the date of prepayment, whichever is applicable.”

(b)	Borrower and Lender hereby agree that definition of “Loan B Maturity Date” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

““Loan B Maturity Date” means July 31, 2016, or if earlier, the date of acceleration of all Obligations outstanding with respect to Loan B following an Event of Default or the date of prepayment, whichever is applicable.”

(c)	Borrower and Lender hereby agree that Section 2.6(g) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Loan A Final Payment. Borrower shall pay to Lender, upon the earlier of (i) payment in full of the principal balance of Loan A, (ii) an Event of Default and demand by Lender of payment in full of Loan A or (iii) on the Loan A Maturity Date, as applicable, a payment in the amount of (the “Loan A Final Payment”):

(A)	If Loan A is repaid in full on or before June 30, 2016, One Million Seven Hundred Fifty Thousand and 00/100 Dollars ($1,750,000).

(B)	If Loan A is not paid in full on or before July 15, 2016, One Million Eight Hundred Twelve Thousand Five Hundred and 00/100 Dollars ($1,812,500.00);

(C)	If Loan A is not paid in full on or before July 31, 2016, One Million Eight Hundred Seventy-Five Thousand and 00/100 Dollars ($1,875,000.00);

(D)

If Loan A is not paid in full on or before the Loan A Maturity Date, on the first day of each calendar month commencing on August 1, 2016, and continuing until the repayment in full of Loan A, the Loan A Final Payment as due and owing on or after July 31, 2016 shall increase by an amount equal to Two Hundred Eight Thousand Three Hundred Thirty-Three and 33/100 Dollars ($208,333.33).

Nothing contained in this Section 2.6(g) shall be deemed to be a waiver of Borrower’s obligation to pay all amounts due and owing with respect to Loan A on or prior to the Loan A Maturity Date.”

(d)	Borrower and Lender hereby agree that Section 2.6(h) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Loan B Final Payment. Borrower shall pay to Lender, upon the earlier of (i) payment in full of the principal balance of Loan B, (ii) an Event of Default and demand by Lender of payment in full of Loan A or (iii) on the Loan B Maturity Date, as applicable, a payment in the amount of (the “Loan B Final Payment”):

(A)	If Loan B is repaid in full on or before June 30, 2016, Three Hundred Fifty Thousand and 00/100 Dollars ($350,000).

(B)	If Loan is not paid in full on or before July 15, 2016, Three Hundred Sixty-Two Thousand Five Hundred and 00/100 Dollars ($362,500);

(C)	If Loan is not paid in full on or before July 31, 2016, Three Hundred Seventy-Five Thousand and 00/100 Dollars ($375,000);

(D)

If Loan B is not paid in full on or before the Loan B Maturity Date, on the first day of each calendar month commencing on August 1, 2016, and continuing until the repayment in full of Loan B, the Loan B Final Payment as due and owing on or after July 31, 2016 shall increase by an amount equal to Forty-One Thousand Six Hundred Sixty-Six and 67/100 ($41,666.67) Dollars.

Nothing contained in this Section 2.6(h) shall be deemed to be a waiver of Borrower’s obligation to pay all amounts due and owing with respect to Loan B on or prior to the Loan B Maturity Date.”

(e)	Borrower and Lender hereby agree that the following language shall be added as new Section 6.13 of the Loan Agreement:

“Refinancing Transaction. Borrower shall:

(a)

on or before June 10, 2016, provide Lender with a fully-executed term sheet or letter of intent setting forth the terms of a transaction which will result in the all outstanding Obligations under this Agreement being repaid in full (such transaction, the “Refinancing Transaction”) on or before July 31, 2016; and

(b)	on or before June 30, 2016, Borrower shall provide Lender with draft definitive documents with respect to the Refinancing Transaction.”

(f)	Borrower and Lender hereby agree that Section 8.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Certain Covenant Defaults. If Borrower fails to perform any obligation under Sections 6.8 or 6.13, or violates any of the covenants contained in Section 7 of this Agreement.”

3.

Amendment to Notes. The Notes are hereby amended and restated in their entirety as set forth in Exhibit A and Exhibit B attached hereto and made a part hereof (the “Fourth Amended and Restated Notes”).

4.	Conditions to Effectiveness. Lender’s consent and agreement contained herein is expressly conditioned on the following:

(a)	Borrower executing and delivering to Lender an executed copy of this Agreement;

(b)	Borrower executing and delivering to Lender the Fourth Amended and Restated Notes; and

(c)	Borrower reimbursing Lender for its legal fees incurred in connection with the drafting and negotiation of this Agreement in the sum of Seven Thousand Five Hundred Dollars ($7,500).

5.

Effect of Agreement.  On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Agreement.  Except as expressly provided hereunder, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement. Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall the Borrower ever argue to the contrary) (i) modify the Loan Agreement or any other Loan Document (ii) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (iii) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by the Borrower.  Except as expressly amended herein, the Loan Agreement remains in full force and effect.

6.	Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

7.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to conflicts of law rules.

8.

Counterparts.  This Agreement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

9.

Integration. This Agreement and the Loan Documents constitute and contain the entire agreement of Borrower and Lender with respect to their respective subject matters, and supersede any and all prior agreements, correspondence and communications.

[Remainder of page intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as of the day and year first above written.

BORROWER:

XTERA COMMUNICATIONS, INC.

By:	/s/ Jon R. Hopper
Jon R. Hopper
Chief Executive Officer

LENDER:

HORIZON FUNDING TRUST 2013-1
By: Horizon Technology Finance Corporation, its agent

By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

[Signature page to Eighth Amendment to Venture Loan and Security Agreement]

EXHIBIT A

Fourth Amended and Restated Promissory Note (Loan A) (See attached)

EXHIBIT B

Fourth Amended and Restated Promissory Note (Loan B) (See attached)